EXHIBIT 99.1

Stephen G. Skiba Joins Community Capital Corporation Board of Directors

GREENWOOD, S.C., Feb. 26, 2010 (GLOBE NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) and its bank subsidiary, CapitalBank, have elected Stephen G. Skiba to both Boards of Directors effective February 24, 2010. Mr. Skiba has over 25 years of diversified professional experience practicing within AICPA and SEC guidelines as a President and CEO, corporate financial officer, securities analyst and partner in a public accounting firm. Mr. Skiba is a CPA and will serve on the company's Audit Committee and on the bank's Loan Committee.

Patricia C. Hartung,  Chair of the Community Capital Corporation and CapitalBank Boards of Directors, stated, "We are pleased to have someone with Mr. Skiba's banking experience and financial expertise join our Board of Directors and believe he will make a great addition to the company and the bank."

Mr. Skiba will be up for election by the shareholders at the 2010 Annual Meeting which will be held on May 26, 2010.

About Community Capital Corporation

Community Capital Corporation is the parent company of CapitalBank, which operates 18 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group.

Advisory Note Regarding Forward-Looking Statements

Certain statements in this news release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective.  Such forward-looking statements include but are not limited to (1) statements regarding potential future economic recovery, (2)  statements with respect to our plans, objectives, expectations and intentions and other statements that are not historical facts, and (3) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions.  Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate.  Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized.  The inclusion of this forward-looking information should not be construed as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the challenges, costs and complications associated with the continued development of our branches; (2) the potential that loan charge-offs may exceed the allowance for loan losses or that such allowance will be increased as a result of factors beyond our control; (3) our ability and success in resolving troubled loans; (4) our dependence on senior management; (5) competition from existing financial institutions operating in our market areas as well as the entry into such areas of new competitors with greater resources, broader branch networks and more comprehensive services; (6) adverse conditions in the stock market, the public debt market, and other capital markets (including changes in interest rate conditions); (7) changes in deposit rates, the net interest margin, and funding sources;  (8) risks inherent in making loans including repayment risks and value of collateral; (9) the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses; (10) fluctuations in consumer spending and saving habits; (11) the demand for our products and services; (12) the challenges and uncertainties in the implementation of our expansion and development strategies; (13) the adequacy of expense projections and estimates of impairment loss; (14) changes in the U.S. legal and regulatory framework; (15) unanticipated regulatory or judicial proceedings; and (16) the timely development and acceptance of products and services, including products and services offered through alternative delivery channels such as the Internet.

Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in Community Capital Corporation's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Form 10-Q/A and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet site (http://www.sec.gov).  All subsequent written and oral forward-looking statements concerning the company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONTACT:  Community Capital Corporation
          R. Wesley Brewer, Executive Vice President/CFO
            864-941-8290
            wbrewer@capitalbanksc.com
          Lee Lee M. Lee, Controller/VP of Investor Relations
            864-941-8242
            llee@capitalbanksc.com